EXHIBIT 10.10

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                            ADMINISTRATION AGREEMENT


         This ADMINISTRATION AGREEMENT dated as of February 23, 2005 (as amended from time to time, the "Agreement"), among THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1, a Delaware statutory trust (the "ISSUER"), DELAWARE TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner Trustee (the "OWNER TRUSTEE"), U.S. BANK NATIONAL ASSOCIATION, a national banking association, both in its capacity as trustee under the Indenture (hereinafter defined) (the "INDENTURE TRUSTEE") and as grantor trustee under the Grantor Trust Agreement (hereinafter defined) (the "GRANTOR TRUSTEE"), THE NATIONAL COLLEGIATE FUNDING LLC, a Delaware limited liability company (the "DEPOSITOR") and FIRST MARBLEHEAD DATA SERVICES, INC., a Massachusetts corporation (the "ADMINISTRATOR").

         WHEREAS, the Issuer is issuing its (a) Student Loan Asset Backed Notes (the "NOTES") pursuant to the Indenture dated as of February 1, 2005 (the "INDENTURE"), between the Issuer and the Indenture Trustee, and (b) its trust certificates (the "TRUST CERTIFICATES") pursuant to the Trust Agreement dated as of February 23, 2005 (the "TRUST AGREEMENT") among the Owner Trustee, The National Collegiate Funding LLC and The Education Resources Institute, Inc. (together with its successors in interest, the "OWNERS").

         WHEREAS, NCF GRANTOR TRUST 2005-1, a New York grantor trust (the "GRANTOR TRUST") is issuing its grantor trust certificates (the "CERTIFICATES") pursuant to the Grantor Trust Agreement dated as of February 23, 2005 (the "GRANTOR TRUST AGREEMENT") between the Grantor Trustee and Depositor. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Trust Agreement, the Grantor Trust Agreement or the Indenture (the Trust Agreement, the Grantor Trust Agreement and the Indenture are referred to collectively herein as the "BASIC DOCUMENTS");

         WHEREAS, pursuant to the Basic Documents, the Issuer, the Owner Trustee, the Depositor and the Grantor Trustee are required to perform certain duties in connection with (a) the Student Loans and other collateral pledged pursuant to the Indenture (the "COLLATERAL"), (b) the Notes, (c) the Trust Certificates, (d) the Grantor Trust Agreement and (e) the Certificates;

         WHEREAS, the Issuer, the Owner Trustee, the Depositor and the Grantor Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Grantor Trust referred to in the Basic Documents and any other documents signed by the Owner Trustee on behalf of the Issuer (collectively, the "TRUST RELATED AGREEMENTS") and by the Grantor Trustee on behalf of the Grantor Trust (collectively, the "GRANTOR TRUST RELATED AGREEMENTS") and to provide such additional services consistent with the terms of this Agreement, the Trust Related Agreements and the Grantor Trust Related Agreements as the Issuer, the Owner Trustee, the Depositor and the Grantor Trustee may from time to time request; and

         WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer, the Owner Trustee, the Depositor and the Grantor Trustee on the terms set forth herein;

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         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         1.       DUTIES OF THE ADMINISTRATOR.

         (a)      DUTIES WITH RESPECT TO THE TRUST RELATED AGREEMENTS.

                  (i) The Administrator agrees to perform all its duties as Administrator and the duties of the Issuer under the Trust Related Agreements. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer under the Trust Related Agreements. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Trust Related Agreements. The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons or entities of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Trust Related Agreements. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer to take pursuant to the Trust Related Agreements including, without limitation, such of the foregoing as are required with respect to the following matters under the
Indenture:

                           (A)      The direction to the Indenture Trustee by
Issuer Order to deposit moneys with Paying Agents, if any, other than the Indenture Trustee;

                           (B)      The preparation and delivery of notice to
the Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee;

                           (C)      The preparation of an Issuer Order and
Officer's Certificate and the obtaining of an Opinion of Counsel, if necessary, for the release of property of the Indenture Trust Estate;

                           (D)      The preparation of Issuer Requests and the
obtaining of Opinions of Counsel with respect to the execution of amendments to the Indenture and the Trust Agreement and the mailing to the Noteholders of notices with respect to such amendments;

                           (E)      The payment of all expenses in connection
with the issuance of the Notes;

                           (F)      Taking all actions on behalf of the Issuer
necessary under the TERI Guarantee Agreements; and

                           (G)      Providing instructions to the Indenture
Trustee as required by Section 8.02(d) of the Indenture.

                  (ii)     The Administrator will:

                           (A)      Indemnify the Indenture Trustee and its
agents for, and hold them harmless against, any losses, liability or expense, including reasonable attorneys' fees and



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expenses, incurred without willful misconduct, negligence or bad faith on their part, arising out of the willful misconduct, negligence or bad faith of the Administrator in the performance of the Administrator's duties contemplated by this Agreement; and

                           (B)      Indemnify the Issuer and the Owner Trustee
and their respective agents for, and hold them harmless against, any losses, liability or expense, including reasonable attorneys fees' and expenses, incurred without willful misconduct, negligence or bad faith on their part, arising out of the willful misconduct, negligence or bad faith of the Administrator in the performance of the Administrator's duties contemplated by this Agreement;

PROVIDED, HOWEVER, that the Administrator shall not be required to indemnify the Indenture Trustee, the Issuer or the Owner Trustee pursuant to Section 1(a)
(ii)(A) or (B) of this Agreement so long as the Administrator has acted pursuant to the instructions of the Owner Trustee or the Owners in accordance with
Section 1(d) of this Agreement; and

                           (C)      Pay to the Owner Trustee its fees and
expenses as are set forth in section 10.01 of the Trust Agreement.

         (b)      DUTIES WITH RESPECT TO THE GRANTOR TRUST RELATED AGREEMENTS.

                           (A)      The Administrator agrees to perform all its
duties as Administrator and the duties of the Depositor under the Grantor Trust Related Agreements. In addition, the Administrator shall consult with the Grantor Trustee regarding the duties of the Depositor under the Grantor Trust Related Agreements. The Administrator shall monitor the performance of the Grantor Trust and shall advise the Grantor Trustee when action is necessary to comply with the Depositor's duties under the Grantor Trust Related Agreements. The Administrator shall prepare for execution by the Depositor or the Grantor Trustee, or shall cause the preparation by other appropriate persons or entities of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Depositor to prepare, file or deliver pursuant to the Grantor Trust Related Agreements. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Depositor to take pursuant to the Grantor Trust Related Agreements.

                  (ii)     The Administrator will:

                           (A)      Indemnify the Grantor Trustee and its agents
for, and hold them harmless against, any losses, liability or expense, including reasonable attorneys' fees and expenses, incurred without willful misconduct, negligence or bad faith on their part, arising out of the willful misconduct, negligence or bad faith of the Administrator in the performance of the Administrator's duties contemplated by this Agreement; and

                           (B)      Indemnify the Depositor and its agents for,
and hold them harmless against, any losses, liability or expense, including reasonable attorneys' fees and expenses, incurred without willful misconduct, negligence or bad faith on their part, arising out of the willful misconduct, negligence or bad faith of the Administrator in the performance of the Administrator's duties contemplated by this Agreement;



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PROVIDED, HOWEVER, that the Administrator shall not be required to indemnify the
Grantor Trustee, or the Depositor pursuant to Section 1(b) (ii)(A) or (B) of this Agreement so long as the Administrator has acted pursuant to the instructions of the Grantor Trustee in accordance with Subsection 1(d) of this Agreement; and

                           (C)      Pay to the Grantor Trustee its fees and
expenses.

         (c)      ADDITIONAL DUTIES.

                  (i) In addition to the duties of the Administrator set forth above, the Administrator shall perform, or cause to be performed, its duties and obligations and the duties and obligations of the Owner Trustee on behalf of the Issuer under the Indenture and the Trust Agreement and the Grantor Trustee on behalf of the Depositor under the Grantor Trust Agreement, including, without limitation, those duties and obligations set forth on SCHEDULE A hereto. In furtherance thereof, the Issuer and the Depositor shall execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of EXHIBIT A and EXHIBIT B hereto respectively, appointing the Administrator the attorney-in-fact of the Issuer and the Depositor, respectively, for the purpose of executing on behalf of the Issuer and the Depositor (with respect to the Grantor Trust Related Agreements) all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 4 of this Agreement, and in accordance with the directions of the Issuer, the Depositor, the Grantor Trustee and the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Trust Related Agreements and the Grantor Trust Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer, the Depositor, the Grantor Trustee, the Indenture Trustee or the Owner Trustee and are reasonably within the capability of the Administrator. The Administrator agrees to perform such obligations and deliver such notices as are specified as to be performed or delivered by the Administrator under the Indenture, the Grantor Trust Agreement and the Trust Agreement.

                  (ii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its affiliates; PROVIDED, HOWEVER, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer, the Indenture Trustee, the Grantor Trustee or the Owner Trustee, and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

                  (iii) In carrying out any of its obligations under this Agreement, the Administrator may act either directly or through agents, attorneys, accountants, independent contractors and auditors and enter into agreements with any of them.

                  (iv) In carrying out its duties under this Agreement with respect to delinquent or defaulted Student Loans, the Administrator may retain and employ agents to collect on such Student Loans and to commence any actions or proceedings the agents deem necessary in connection with such collection efforts on such Student Loans.



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                  (v)      The Administrator shall cause a nationally recognized
independent public accounting firm to conduct an annual audit of the Financed Student Loans owned by the Issuer in accordance with procedures acceptable to the Rating Agencies and shall provide the Rating Agencies with a copy of the audit report.

         (d)      NON-MINISTERIAL MATTERS.

                  (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not be under any obligation to take any action, and in any event shall not take any action, unless the Administrator shall have received instructions from the Indenture Trustee, in accordance with the Indenture, from the Owner Trustee or the Owners, in accordance with the Trust Agreement or from the Grantor Trustee in accordance with the Grantor Trust Agreement. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                           (A)      The amendment of or any supplement to the
Trust Related Agreements or the Grantor Trust Related Agreements;

                           (B)      The initiation of any claim or lawsuit by
the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer or the Grantor Trust, except for claims or lawsuits initiated in the ordinary course of business by the Issuer or the Grantor Trust or their respective agents or nominees for the collection of the Student Loans owned by the Issuer;

                           (C)      The appointment of successor administrators
and successor indenture trustees pursuant to the Indenture, or the consent to the assignment by the Administrator or Indenture Trustee of its obligations under the Indenture;

                           (D)      The appointment of successor administrators
and successor grantor trustees pursuant to the Grantor Trust Agreement, or the consent to the assignment by the Administrator or Grantor Trustee of its obligations under the Grantor Trust Agreement; and

                           (E)      The removal of the Indenture Trustee or the
Grantor Trustee.

                  (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not (A) make any payments to the Noteholders under the Trust Related Agreements, (B) make any payments to the holders of the Certificates (the "CERTIFICATEHOLDERS") under the Grantor Trust Related Agreements, (C) sell the Collateral pursuant to the Indenture or (D) take any action that the Issuer directs the Administrator not to take on its behalf.

         (e) ACTIONS ON BEHALF OF THE OWNERS. Pursuant to Section 4.05 of the Trust Agreement, each Owner has appointed the Administrator as its true and lawful attorney-in-fact with respect to certain matters described in such
Section 4.05.

         2. RECORDS. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be



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accessible for inspection by the Issuer, the Indenture Trustee, the Grantor
Trustee, the Noteholders, the Certificateholders and the Owners at any time during normal business hours.

         3. COMPENSATION. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to:

         (a) A fee (the "ADMINISTRATION FEE") payable on each Distribution Date at a rate equal to 1/12 of 0.05% of the aggregate outstanding principal balance of the Financed Student Loans owned by the Issuer as of the related Determination Date for the prior Distribution Date (and in the case of the payment of the Administration Fee on the first Distribution Date as of the Cutoff Date); provided that the Administration Fee shall be no less than $20,000 per annum;

         (b) Reimbursement for the following expenses, which expenses shall not exceed $100,000 in the aggregate per annum:

                  (i)      Annual audits of the Servicers pursuant to Section
10.02 of the Indenture;

                  (ii) Payments to the Servicers for borrower privacy policy notices as required by the Gramm-Leach-Bliley Act; and

                  (iii)    Any other expenses of the Issuer or the Grantor
Trust.

The payment of the foregoing fees and expenses shall be solely an obligation of the Issuer.

         4. ADDITIONAL INFORMATION TO BE FURNISHED. The Administrator shall furnish to the Issuer, the Noteholders and the Certificateholders from time to time such additional information regarding the Collateral as the Issuer, the Noteholders and the Certificateholders shall reasonably request.

         5. INDEPENDENCE OF THE ADMINISTRATOR. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Grantor Trustee or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer or the Grantor Trustee, the Administrator shall have no authority to act for or represent the Issuer, the Owner Trustee or the Grantor Trustee, respectively, in any way and shall not otherwise be deemed an agent of the Issuer, the Grantor Trustee or the Owner Trustee.

         6. NO JOINT VENTURE. Nothing contained in this Agreement (i) shall constitute the Administrator and any of the Issuer, the Grantor Trustee, the Owner Trustee or any Owner as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         7. OTHER ACTIVITIES OF THE ADMINISTRATOR. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its or their sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though



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such person or entity may engage in business activities similar to those of the
Issuer, the Owner Trustee, the Grantor Trustee or the Indenture Trustee.

         8.       TERM OF AGREEMENT; RESIGNATION AND REMOVAL OF ADMINISTRATOR.

         (a) This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

         (b) Subject to Section 8(e) of this Agreement, the Administrator may resign its duties hereunder by providing the Issuer, the Noteholders, the Certificateholders, the Grantor Trustee and the Indenture Trustee with at least 60 days' prior written notice.

         (c) Subject to Section 8(e) of this Agreement, the Indenture Trustee, at the direction of certain Noteholders as required by the Indenture, may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

         (d) Subject to Section 8(e) of this Agreement, at the option of the Indenture Trustee, at the direction of certain Noteholders as required by the Indenture, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

                  (i) The Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

                  (ii) A court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

                  (iii) The Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

                           The Administrator agrees that if any of the events
specified in clauses (ii) or (iii) of this Section shall occur, it shall give written notice thereof to the Owner Trustee, the Noteholders, the Certificateholders, the Grantor Trustee and the Indenture Trustee within two Business Days after the happening of such event.

         (e) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer (with the



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consent of the Owner Trustee pursuant to Section 12 of this Agreement) and (ii)
such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

         (f) The appointment of any successor Administrator shall be effective only after each Rating Agency, after having been given 10 days' prior notice of such proposed appointment, shall have declared in writing that such appointment will not result in a reduction or withdrawal of the then current rating of the Notes or the Certificates.

         (g) Concurrently with the execution of this Agreement, the parties hereto shall enter into a Back-up Administration Agreement (the "BACK-UP AGREEMENT') pursuant to which U.S. Bank National Association will perform certain duties of the Administrator in accordance with this Agreement in the event that the Administrator is terminated under this Section 8.

         9. ACTION UPON TERMINATION, RESIGNATION OR REMOVAL. Promptly upon the effective date of termination of this Agreement pursuant to Section 8(a) of this Agreement or the resignation or removal of the Administrator pursuant to
Section 8(b) or (c) of this Agreement, respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 8(a) of this Agreement deliver to the Issuer or Grantor Trustee, as appropriate, all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 8(b) or (c) of this Agreement, respectively, the Administrator shall cooperate with the Issuer and the Grantor Trustee and take all reasonable steps requested to assist the Issuer and the Grantor Trustee in making an orderly transfer of the duties of the Administrator.

         10. NOTICES. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

         (a)      If to the Issuer, to:

                           The National Collegiate Student Loan Trust 2005-1 c/o Delaware Trust Company, National Association, as Owner Trustee
                           300 Delaware Avenue, 9th Floor
                           Wilmington, Delaware 19801
                           Attention:  Mr. Sterling C. Correia

         (b)      If to the Administrator, to:

                           First Marblehead Data Services, Inc.
                           230 Park Avenue
                           New York, NY 10169
                           Attention:  Mr. Rob Baron



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                           with a copy to:

                           First Marblehead Corporation
                           The Prudential Tower
                           800 Boylston Street - 34th Floor
                           Boston, MA 02199-8157
                           Attention: Mr. Richard P. Zermani

         (c)      If to the Indenture Trustee, to:

                           U.S. Bank National Association Corporate Trust Services-SFS One Federal Street, 3rd Floor Boston, Massachusetts 02110 Attention: Ms. Vaneta I. Bernard

         (d)      If to the Owner Trustee, to:

                           Delaware Trust Company, National Association, as Owner Trustee
                           300 Delaware Avenue, 9th Floor
                           Wilmington, Delaware 19801
                           Attention:  Mr. Sterling C. Correia

         (e)      If to the Grantor Trustee, to:

                           U.S. Bank National Association Corporate Trust Services-SFS One Federal Street, 3rd Floor Boston, Massachusetts 02110 Attention: Ms. Vaneta I. Bernard

         (f)      If to the Depositor, to:

                           The National Collegiate Funding LLC
                           c/o First Marblehead Corporation
                           The Prudential Tower
                           800 Boylston Street - 34th Floor
                           Boston, MA 02199-8157
                           Attention: Mr. Richard P. Zermani

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.



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         11.      AMENDMENTS.

         (a) This Agreement may be amended from time to time by the parties hereto as specified in this Section, provided that any amendment be accompanied by the written consent of the Owner Trustee, the Noteholders and the Certificateholders and an Opinion of Counsel to the Indenture Trustee, the Grantor Trustee and the Owner Trustee to the effect that such amendment complies with the provisions of this Section.

         (b) If the purpose of the amendment (as detailed therein) is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered (i.e., to give effect to the intent of the parties and, if applicable, to the expectations of the Noteholders and Certificateholders), it shall not be necessary to obtain the consent of the Noteholders or Certificateholders, but the Indenture Trustee and the Grantor Trustee shall be furnished with a letter from each Rating Agency that the amendment will not result in the downgrading or withdrawal of the rating then assigned to any Note or Certificate.

         (c) If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Note is outstanding (i.e. technical in nature), it shall not be necessary to obtain the consent of any Noteholder or Certificateholder, but the Indenture Trustee, the Grantor Trustee, the Owner Trustee and the Administrative Agent shall be furnished with an Opinion of Counsel from counsel to the Issuer that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to the Noteholders or Certificateholders.

         (d) If the purpose of the amendment is to add or eliminate or change any provision of the Agreement other than as contemplated in (b) and (c) above, the amendment shall require the consent of each Rating Agency, certain Noteholders as required by the Indenture and certain Certificateholders as required by the Grantor Trust Agreement; PROVIDED, HOWEVER, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on the Notes without the consent of certain Noteholders as required by the Indenture or on the Certificates without the consent of certain Certificateholders as required by the Grantor Trust Agreement.

         (e) It shall not be necessary for the consent of a Rating Agency to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

         (f) This Section 11 shall not apply to the execution of the Back-up Agreement by the parties hereto.

         12. SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer, the Owner Trustee, certain Noteholders as required by the Indenture, certain Certificateholders as required by the Grantor Trust Agreement, the Grantor Trustee and the Indenture Trustee and unless each Rating Agency, after having been given 10 days' prior notice of such assignment, shall have declared in writing that such assignment will not result in a reduction or withdrawal of the then current rating of the Notes or Certificates. An assignment with such consent and



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satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator, without the consent of the Issuer, the Depositor or the Owner Trustee, to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; PROVIDED that such successor organization executes and delivers to the Issuer, the Owner Trustee, the Grantor Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of the assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any such permitted successors or assigns of the parties hereto.

         13. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New, without giving effect to conflicts of laws provisions thereof (other than Section 5-1401 of the New York General Obligations Law).

         14. HEADINGS. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         15. COUNTERPARTS. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

         16. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         17. LIMITATION OF LIABILITY OF OWNER TRUSTEE. Notwithstanding anything contained herein to the contrary, this instrument has been executed by Delaware Trust Company, National Association, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer, and in no event shall Delaware Trust Company, National Association in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VIII, IX and X of the Trust Agreement.

         18. THIRD PARTY BENEFICIARY. The Parties hereto acknowledge that the Noteholders and Certificateholders are express third party beneficiaries hereof entitled to enforce their respective rights hereunder as if actually parties hereto.

         19. NO PETITION. The parties hereto will not at any time institute against the Issuer any bankruptcy proceeding under any United States federal or state bankruptcy or similar law in connection with any obligations of the Issuer under any Transaction Document as defined in the Indenture.



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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                       THE NATIONAL COLLEGIATE STUDENT LOAN
                                       TRUST 2005-1


                                       By: Delaware Trust Company, National
                                           Association, not in its individual
                                           capacity but solely as Owner Trustee


                                       By: /s/ Sterling C. Correia
                                          -------------------------------------
                                          Name:  Sterling C. Correia
                                          Title: Vice President



                                       DELAWARE TRUST COMPANY, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity but solely as Owner Trustee


                                       By: /s/ Sterling C. Correia
                                           ------------------------------------
                                           Name:  Sterling C. Correia
                                           Title: Vice President



                                       U.S. BANK NATIONAL ASSOCIATION, as
                                       Indenture Trustee


                                       By: /s/ Vaneta I. Bernard
                                           ------------------------------------
                                           Name:  Vaneta I. Bernard
                                           Title: Vice President



                                       U.S. BANK NATIONAL ASSOCIATION, as
                                       Grantor Trustee


                                       By: /s/ Vaneta I. Bernard
                                           ------------------------
                                           Name:  Vaneta I. Bernard
                                           Title: Vice President

                                       FIRST MARBLEHEAD DATA SERVICES, INC.


                                       By: /s/ Stephen Anbinder
                                           ------------------------------------
                                           Name:  Stephen Anbinder
                                           Title: President



                                       THE NATIONAL COLLEGIATE FUNDING LLC


                                       By: GATE Holdings, Inc., Member


                                       By: /s/ Stephen Anbinder
                                           ------------------------------------
                                           Name:  Stephen Anbinder
                                           Title: President

                                    EXHIBIT A
                                POWER OF ATTORNEY


STATE OF DELAWARE      )
                       )
COUNTY OF NEW CASTLE   )


         KNOW ALL MEN BY THESE PRESENTS, that The National Collegiate Student Loan Trust 2005-1 (the "ISSUER"), does hereby make, constitute and appoint First Marblehead Data Services, Inc., as administrator under the Administration Agreement dated as of February 23, 2005 (the "ADMINISTRATION AGREEMENT"), among the Issuer, Delaware Trust Company, National Association, as Owner Trustee, U.S. Bank National Association, as Indenture Trustee and as Grantor Trustee, The National Collegiate Funding LLC and First Marblehead Data Services, Inc., as Administrator, as the same may be amended from time to time, and its agents and attorneys, as Attorney-in-Fact to execute on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Trust Related Agreements, including, without limitation, to appear for and represent the Issuer in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Issuer, and with full power to perform any and all acts associated with such returns and audits that the Issuer could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.

         All powers of attorney for this purpose heretofore filed or executed by the Issuer are hereby revoked.

         Capitalized terms that are used and not otherwise defined herein shall have the meanings ascribed thereto in the Administration Agreement.

EXECUTED as of February 23, 2005.


                                       THE NATIONAL COLLEGIATE STUDENT
                                       LOAN TRUST 2005-1


                                       By:  Delaware Trust Company, National
                                            Association, not in its individual
                                            capacity but solely as Owner Trustee


                                       By:__________________________________
                                          Name:
                                          Title:

                                    EXHIBIT B
                                POWER OF ATTORNEY


STATE OF DELAWARE     )
                      )
COUNTY OF NEW CASTLE  )


         KNOW ALL MEN BY THESE PRESENTS, that The National Collegiate Funding LLC (the "DEPOSITOR"), does hereby make, constitute and appoint First Marblehead Data Services, Inc., as administrator under the Administration Agreement dated as of February 23, 2005 (the "ADMINISTRATION AGREEMENT"), among The National Collegiate Student Loan Trust 2005-1, Delaware Trust Company, National Association, as Owner Trustee, U.S. Bank National Association, as Indenture Trustee and as Grantor Trustee, the Depositor and First Marblehead Data Services, Inc., as Administrator, as the same may be amended from time to time, and its agents and attorneys, as Attorney-in-Fact to execute on behalf of the Depositor all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Depositor to prepare, file or deliver pursuant to the Grantor Trust Related Agreements, including, without limitation, to appear for and represent the Depositor in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the NCF Grantor Trust 2005-1, and with full power to perform any and all acts associated with such returns and audits that the Depositor could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.

         All powers of attorney for this purpose heretofore filed or executed by the Depositor are hereby revoked.

         Capitalized terms that are used and not otherwise defined herein shall have the meanings ascribed thereto in the Administration Agreement.

EXECUTED as of February 23, 2005.


                                       THE NATIONAL COLLEGIATE FUNDING LLC


                                       By: GATE Holdings, Inc., Member


                                       By:__________________________________
                                       Name:
                                       Title:

                                   SCHEDULE A


                              DUTIES OF THE ISSUER
            PERFORMED BY THE ADMINISTRATOR UNDER THE TRUST AGREEMENT


(A)      Filing tax returns, reports and forms under Section 8.04.

(B)      Furnishing documents to the Owners under Section 9.02.

(C) Filing a Certificate of Termination of the Trust upon termination pursuant to Section 11.01.

(D)      Appointing separate trustees under Section 12.02.

(E) Obtaining execution by the Owners of any amendment to the Trust Agreement thereunder.


              DUTIES OF THE ADMINISTRATOR UNDER THE TRUST AGREEMENT

         Interpreting and applying the provisions set forth in Articles V, VI, VII and XI regarding application of funds, allocations of Profit and Loss and Distributions of Net Cash Flow, to resolve any ambiguities that may result from such application and to provide the Owner Trustee and the Owners with clarification of any provision as may be necessary or appropriate.


                 DUTIES OF THE ADMINISTRATOR UNDER THE INDENTURE

         Providing the statements to Noteholders required under Section 8.09.

         Providing, signing and filing such reports as required by Section 314(a) of the Trust Indenture Act of 1939, as amended, the Sarbanes-Oxley Act of 2002 and any federal and state securities laws.

         Servicer filings under Section 10.01 and 10.02.

         Providing instructions to the Indenture Trustee as required under
Section 8.02(d).